EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Availent Financial, Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned Chief Executive Officer of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the knowledge of the undersigned:

              (1) The Report fully complies with the requirements of Section 13
         (a) or 15(d), as applicable, of the Securities Exchange Act of 1934;
         and

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date(s) and for the period(s) indicated.

Date:  August 26, 2003    By:   /s/   PATRICK A. MCGEENEY
                                --------------------------
                                Name: Patrick A. McGeeney
                                Title: President